UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response. . 28.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2005

VendingData Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-32161	91-1696010
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6830 Spencer Street, Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(702) 733-7195

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02.  Results of Operations and Financial Condition.

On May 16, 2005, VendingData Corporation (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2005.  Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the Company’s press release, dated May 16, 2005.

 The information in this Item 2.02, including the information set forth in the Company’s press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

SECTION 7 — REGULATION FD

Item 7.01               Regulation FD Disclosure.

On May 17, 2005, the registrant made available the PowerPoint presentation to be used by participants in the registrant’s earnings call at 4:00 p.m., Eastern time, on May 17, 2005.

The information contained in this Item 7.01, including the information set forth in the PowerPoint presentation filed as Exhibit 99.2 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section.  The information in Exhibit 99.2 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01               Financial Statements and Exhibits

(a)                                  Financial statements of businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Exhibits.

Exhibit 99.1                                    Press release dated May 16, 2005.

Exhibit 99.2                                    PowerPoint presentation dated May 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENDINGDATA CORPORATION
(Registrant)

Date: May 17, 2005
	By:	/s/ Douglas H. Caszatt
Douglas H. Caszatt
	Its:	Acting Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 16, 2005.

99.2	PowerPoint presentation dated May 17, 2005.